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                                                                  EXHIBIT 10.22



                         AMENDMENT TO SERVICES AGREEMENT

         This amendment ("Amendment") dated as of March 23, 2006 is by and between Barington Capital Group, L.P., a New York limited partnership with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 ("BCG"), and Dynabazaar, Inc., a Delaware corporation with an address at 888 Seventh Avenue, 17th Floor, New York, New York 10019 (the "Company").


                                    RECITALS:

         WHEREAS, the Company and BCG are parties to that certain Services Agreement, dated as of December 17, 2005 (the "Agreement"); and

         WHEREAS, the Company and BCG desire to amend the Agreement as set forth herein, effective as of March 1, 2006.

         NOW, THEREFORE, in consideration of the mutual covenants expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Section 3A of the Agreement is hereby amended to decrease the monthly fee payable by the Company to BCG from $15,000 to $7,500.

         2. This Amendment shall be effective as of March 1, 2006. The Agreement, as amended by this Amendment, is in full force and effect and is hereby ratified and confirmed.

         3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representative as of the date set forth above.

                                    BARINGTON CAPITAL GROUP, L.P.

                                    By:  LNA Capital Corp., General Partner


                                    By: /s/ James A. Mitarotonda
                                        ---------------------------------------
                                        James A. Mitarotonda
                                        Chairman

                                    DYNABAZAAR, INC.


                                    By: /s/ Rory Cowan
                                        ---------------------------------------
                                        Rory Cowan
                                        Chairman



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